EXHlBIT 23.1
                                 ------------

                        CONSENT OF PANNELL KERR FORSTER
                        -------------------------------

We consent to the incorporation by reference in this Registration Statement of NewCom, Inc. on Form S-8 of our report dated June 10, 1998, which appears on page F-2 of NewCom, Inc.'s annual report on Form 10-K.



                                        /s/ PANNELL KERR FORSTER

Pannell Kerr Forster
Certified Public Accountants
A Professional Corporation
September 30, 1998